UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2022
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive and Director Transitions
On June 3, 2022, the board of directors (the “Board”) of GoHealth, Inc. (the “Company”) appointed Vijay Kotte as the Company’s Chief Executive Officer, to succeed Clinton P. Jones upon Mr. Jones’s resignation as Chief Executive Officer, effective as of June 6, 2022 (the “Effective Date”). In connection with his appointment as Chief Executive Officer, Mr. Kotte has been appointed to the Board, effective as of the Effective Date, to serve as a Class I director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2024, and until his successor is duly elected and qualified or his earlier death, disqualification, resignation or removal.

Mr. Kotte brings more than 20 years of experience, developing and transforming innovative healthcare models and Medicare-focused platforms at public and private ventures. Since 2019, Mr. Kotte has served as Chief Solutions Officer and Executive Vice President, Strategy and Corporate Development at R1. In this role, he was responsible for R1’s physician-focused operations, including growth, product development, and strategic initiatives. Prior to joining R1, Mr. Kotte was the Chief Value Officer for DaVita Medical Group with accountability for strategy, M&A, carrier/payor contracting, performance, and operations. Before that, he was the Chief Financial Officer for DaVita Medical Group, President and Chief Operating Officer of Medicare operations for Meridian Health Plan, and President of the Midwest region for WellCare Health Plans.

Mr. Kotte holds a Bachelor’s degree in Business Administration with a focus on Finance and Organizational Management from Emory University and a MBA from Kellogg School of Management, Northwestern University. The Company believes that Mr. Kotte’s expertise in innovative healthcare models, public company financial operations, strategy and leadership qualify him to serve on the Board. There are no transactions between the Company and Mr. Kotte that would be required to be reported under Item 404(a) of Regulation S-K.

Additionally, the Board appointed Jason Schulz as the Company’s Chief Financial Officer, to succeed Travis Matthiesen as of the Effective Date.

Mr. Schulz brings over 16 years of experience in various finance executive positions within the healthcare sector, including payors, hospital systems, and risk bearing physician groups. Most recently, Mr. Schulz served as President, Pacific Northwest Region at OptumCare. Before that, he was the Chief Financial Officer of DaVita Medical Group, prior to its divestiture to OptumCare in 2019. He has also held CFO roles at NextMed and Mercy Health Plan. Mr. Schulz began his career at Great West Healthcare in Denver, Colorado and later moved to Cigna after helping to manage a successful sale of the company.

Mr. Schulz holds a Bachelor’s degree in Business Administration from the University of Northern Colorado, has a MBA from Washington University of St. Louis, and is a Certified Management Accountant. There are no transactions between the Company and Mr. Schulz that would be required to be reported under Item 404(a) of Regulation S-K.

Effective as of the Effective Date, Brandon M. Cruz, the Company’s Co-Founder, Chief Strategy Officer, Special Advisor to the Executive Team and Co-Chair of the Board of Directors, has resigned from his positions as Chief Strategy Officer and Special Advisor to the Executive Team. Mr. Cruz will continue to serve as Non-Executive Co-Chair of the Board and as a Class II director of the Company and will be compensated in accordance with the terms of his Separation Agreement, as described below.

Additionally, effective as of the Effective Date, in connection with his resignation as Chief Executive Officer, Clinton P. Jones, the Company’s Co-Founder, Chief Executive Officer and Co-Chair of the Board of Directors, has been appointed as the Executive Chair of the Board, with a term expiring on December 31, 2022 or his earlier death, disqualification, resignation or removal. Following the expiration of such term, Mr. Jones will continue to serve as a Class III director of the Company. In his new role as a continuing Class III director of the Company following the expiration of his term of employment as Executive Chair, Mr. Jones will be compensated in accordance with the terms of his amended and restated employment agreement, as described below.

In addition, effective as of the Effective Date, James A. Sharman no longer serves as President of the Company.

Employment Agreements

The Company has entered into an employment agreement with Mr. Kotte in connection with his appointment as Chief Executive Officer (the “Kotte Employment Agreement”) and an employment agreement with Mr. Schulz in connection with his appointment as Chief Financial Officer (the “Schulz Employment Agreement”). Additionally, the Company has entered into an amended and restated employment agreement with Mr. Jones in connection with his resignation as Chief Executive Officer and his appointment as Executive Chair of the Board (the “Jones A&R Employment Agreement”) and a separation agreement with Mr. Cruz in connection with his resignation as Chief Strategy Officer and Special Advisor to the Executive Team (the “Cruz Separation Agreement”).

Under the Kotte Employment Agreement and the Schulz Employment Agreement:

•Mr. Kotte and Mr. Schulz are entitled to annual base salaries of $900,000 and $500,000, respectively and have target annual cash bonuses equal to 100% and 80% of annual base salary, respectively; provided that, in 2022, Mr. Kotte’s annual bonus will not be pro-rated and will be no less than 50% of his annual base salary and Mr. Shulz’s annual bonus will be no less than $200,000;

•Mr. Kotte and Mr. Schulz are entitled to the following equity awards under the Company’s 2021 Inducement Award Plan (the “Inducement Plan”), subject to the approval of the Board:

◦On the executive’s first day of employment, options with respect to 2,833,333 and 1,000,000 shares of Company common stock, respectively, vesting in four equal installments on the first four anniversaries of the grant date; provided that, in the event the executive is terminated without cause during the 90 Day Acceleration Period (as defined below), then, effective as of immediately prior to such termination of employment, all unvested options shall vest and become exercisable in full;

◦Subject to the executive’s continued employment on the day immediately following the registration of sufficient shares under the Inducement Plan on Form S-8:

▪Restricted stock units with respect to 5,666,667 and 2,000,000 shares of Company common stock, respectively, all of which shall be fully vested on the date of grant; provided that, if the executive terminates his employment without good reason prior to the 12 month anniversary of his start date, any shares of Company common stock received in settlement of such RSUs shall be forfeited for no consideration and the executive shall repay to the Company the amount of any gain realized by the executive upon the sale of any shares received in settlement of such RSUs;

▪Performance stock units with respect to 1,416,667 and 1,500,000 shares of Company common stock, respectively, vesting on the third anniversary of the date of grant in the following percentages based on volume weighted average price performance over such three year period (“Three Year VWAP”): (i) 50% if the Three Year VWAP is equal to or greater than $2.00 but less than $3.00; (ii) 100% if the Three Year VWAP is equal to or greater than $3.00 but less than $4.00; (iii) 150% if the Three Year VWAP is equal to or greater than $4.00 but less than $6.00; and (iv) 200% if the Three Year VWAP is equal to or greater than $6.00, in each case subject to the executive’s continued employment on the vesting date; provided that:

•In the event the executive is terminated by the Company without cause or resigns for good reasons during the 90 day period immediately preceding the three year anniversary of the vesting date (the “90 Day Acceleration Period”), then such performance stock units shall continue to vest on such three year anniversary based on actual performance; and

•In the event of a change in control (as defined in the Inducement Plan) (i) prior to the 18 month anniversary of the effective date of the executive’s employment agreement, such performance stock units shall vest immediately prior to such change in control at the greater of target level and actual performance assuming the Three Year VWAP is equal to the per-share transaction price in connection with such change in control; and (ii) on or after the 18 month anniversary of the effective date of the executive’s employment agreement, such performance stock units shall vest immediately prior to such change in control at the greater of target level and actual performance assuming the Three Year VWAP measurement period ends on the date immediately prior to the change in control (unless the per-share transaction price in connection with such change in control is greater than or equal to $6.00, in which case such performance stock units shall vest at 200%).

•Beginning in 2023, Mr. Kotte and Mr. Schulz are entitled to annual equity awards under the Company’s 2020 Incentive Award Plan (the “Incentive Plan”) in forms and amounts to be determined by the Board or the Compensation Committee of the Board in its discretion; provided that each of Mr. Kotte and Mr. Schulz’s annual awards shall be made with respect to no less than 5,000,000 and 1,000,000 shares of Company common stock, respectively; provided further that such minimum share amounts shall have a maximum grant date dollar value of no more than $15,000,000 and $3,000,000 respectively and no more than 25% of each annual award shall consist of time-vesting restricted stock units.

•In the event of a termination of the executive by the Company without cause or the executive’s resignation with good reason, (i) Mr. Kotte will receive two years of salary continuation, 200% of his pro-rata annual bonus for the year of termination, and two years of COBRA premium reimbursements; and (ii) Mr. Schulz will receive one year of salary continuation, 100% of his pro-rata annual bonus for the year of termination, and one year of COBRA premium reimbursement (unless such termination occurs within the 12 month period immediately following a change in control, in which case such periods and percentages for Mr. Schulz shall be two years, 200%, and two years, respectively), in each case subject to the executive executing a release of claims in favor of the company and complying with any restrictive covenants through the period of payment.

•Mr. Kotte and Mr. Schulz are each subject to a restrictive covenant agreement, including a perpetual confidentiality covenant, an invention assignment provision, and post-employment non-competition and non-solicitation covenants lasting for two-years post-employment for Mr. Kotte and one-year for Mr. Schulz (extended to two years if Mr. Schulz’s termination occurs within 12 month period immediately following a change in control).

Under the Jones A&R Employment Agreement, which will automatically terminate effective as of December 31, 2022 (at which time Mr. Jones will no longer be an employee but will continue to serve as Chair of the Board), Mr. Jones will receive an annual base salary of $500,000. Mr. Jones will also receive two stock appreciation right awards under the Company’s incentive plan, with the first stock appreciation right award granted on June 6, 2022 and the second stock appreciation right award to be granted on or about June 1, 2023. Each stock appreciation right award will be settled in cash with an aggregate grant date value equal to $1,500,000 (the number of shares to be determined by dividing such value by the per share Black-Scholes valuation as of the date of grant), will have an exercise price equal to the fair market value of a share of the Company’s common stock on the date of grant and will vest in full on the third anniversary of the date of grant (unless Mr. Jones is terminated by the Company for cause, in which case the award shall be forfeited for no consideration and, if such termination occurs prior to the grant of the second award, the second award shall not be granted). In the event Mr. Jones’ employment is terminated by the Company without cause prior to December 31, 2022 or upon the automatic termination of the Jones A&R Employment Agreement on December 31, 2022, Mr. Jones will receive two years of salary continuation, 200% of his pro-rata annual bonus for the year of termination (assuming a full year annual bonus equal to $175,000) and up to 18 months of COBRA premium reimbursement (including additional payments to cover estimated taxes associated with the receipt of such COBRA premium reimbursements), subject to Mr. Jones executing a release of claims in favor of the Company and complying with any restrictive covenants through the period of payment. Mr. Jones remains subject to the terms of his existing restrictive covenant agreement. Beginning on the date Mr. Jones no longer serves as Executive Chairman and until May 31, 2024, in addition to the severance described above, the Jones A&R Employment Agreement provides that Mr. Jones will receive a $500,000 annual cash retainer for his continued service as a director. Beginning June 1, 2024, so long as Mr. Jones continues to serve as a director, he will receive director compensation consistent with the Company’s non-employee director compensation policy and will continue to vest in his outstanding equity awards in accordance with their terms.

Under the Cruz Separation Agreement, as severance payment in exchange for a general release of claims, Mr. Cruz will receive: (i) an annual base salary of $325,000 plus $350,000 (equal to two times target annual bonus) paid in accordance with the Company’s regular payroll practices beginning June 6, 2022 and ending April 16, 2024, (ii) a second annual base salary at a rate of $325,000 per year paid in accordance with the Company’s regular payroll practices beginning on June 6, 2022 and continuing for a two year period, (iii) 200% of his pro-rated annual bonus for the year of termination; and (iv) up to 18 months of COBRA premium reimbursement (including additional payments to cover estimated taxes associated with the receipt of such COBRA premium reimbursements). Mr. Cruz remains subject to the terms of his existing restrictive covenant agreements. Following June 6, 2022 and until May 31, 2024, in addition to the severance described above, the Cruz Separation Agreement provides that Mr. Cruz will receive a $500,000 annual cash retainer for continuing to serve as the Non-Executive Co-Chair of the Board along with two incentive awards in the form of stock appreciation rights each valued at $1,500,000 (each, a “SAR Award”), with the number of shares subject to each award to be determined by dividing such value by the per share Black-Scholes valuation as of the date of grant. The first SAR Award was granted June 6, 2022 and the second will be granted on or about June 1, 2023. Each SAR Award vests in full on the third anniversary of the applicable grant date (unless Mr. Cruz is terminated by the Company for cause, in which case the award shall be forfeited for no consideration and, if such termination occurs prior to the grant of the second award, the second award shall not be granted) and will be settled in cash upon exercise. Beginning June 1, 2024, so long as Mr. Cruz continues to serve as a director, he will receive director compensation consistent with the Company’s non-employee director compensation policy and will continue to vest in his outstanding equity awards in accordance with their terms.

The foregoing descriptions of the Kotte Employment Agreement, Schulz Employment Agreement, Jones A&R Employment Agreement, and Cruz Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements.

Inducement Award Plan Amendment and Awards

On June 3, 2022, the Company approved an amendment to the GoHealth, Inc. 2021 Employment Inducement Plan (the “Inducement Plan Amendment”) solely to increase the shares of the Company’s Class A common stock reserved for issuance thereunder from an aggregate of 4,000,000 Class A shares to an aggregate of 25,000,000 Class A shares. Each of Mr. Kotte and Mr. Schulz will be granted equity awards under the Inducement Plan as described above, which awards will be granted as a material inducement for their appointments as the Company’s Chief Executive Officer and Chief Financial Officer, respectively, in accordance with Nasdaq Listing Rule 5635(c)(4) (the “Inducement Awards”).

The foregoing description of the Inducement Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Plan Amendment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	June 8, 2022	By:	/s/ Brian Farley
Brian Farley Chief Legal Officer